Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 15 dated January 3, 2017

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through January 2, 2017, we received and accepted subscriptions in our offerings for approximately 100,506,100 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,033,092,500, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

REDUCTION OF SALES LOAD

Any and all references in the Prospectus to the (i) sales load of 10% shall be replaced in their entirety with 5%; (ii) dealer manager fee of 3% shall be replaced in their entirety with 2%; and (iii) selling commissions of up to 7% shall be replaced in their entirety with up to 3%.

ADJUSTMENT TO PUBLIC OFFERING PRICE

As a result of the decrease in selling commissions and the dealer-manager fee as disclosed herein, on January 3, 2017, we adjusted our public offering price from $10.10 per share to $9.57 per share, in order to maintain our net offering price of $9.09 per share (net of selling commissions and dealer manager fees). This adjustment to the public offering price will become effective on our January 4, 2017 weekly closing and will be first applied to subscriptions received from December 28, 2016 through January 3, 2017.

DISTRIBUTIONS

Although we adjusted our public offering price on January 3, 2017 from $10.10 per share to $9.57 per share, we will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution yield of 7.65% (based on the $9.57 per share public offering price).

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

1

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Group, LLC (formerly, ICON Investment Group, LLC) (“CIG”) and Apollo Investment Management, L.P. ("AIM"), which is subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. In certain prior periods, if expense support from CIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense support from CIG, and future distributions may result from expense support from CIG and AIM, each of which is subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or CIG and AIM continue to provide such expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  CIG and AIM have no obligation to provide expense support to us in future periods.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS FRONT COVER PAGE

The table and corresponding footnotes included on the front cover page of the Prospectus are hereby replaced in their entirety with the following:

	Per Share	Maximum Offer Amount(1)(2)
Price to public (offering price)	$9.57	$956,800,000
Sales load(3)	$0.48	$47,840,000
Net proceeds to us (before expenses)(4)	$9.09	$908,960,000

(1)	Assumes all shares are sold at the current offering price of $9.57 per share, which is subject to adjustment based upon, among other things, our net asset value per share.

(2)	Your initial subscription amount must be at least $5,000.

(3)	The sales load includes up to 3% of sales commissions and 2% for dealer manager fees. See “Plan of Distribution.”

(4)	In addition to the sales load, we estimate that we may incur in connection with this offering approximately $14.3 million of offering costs (approximately 1.5% of the actual gross proceeds raised) if the maximum number of shares of common stock is sold at $9.57 per share.

FEES AND EXPENSES

The second row in the table in the section entitled “Fees and Expenses – Shareholder Transaction Expenses:” on page 23 of the Prospectus is hereby replaced in its entirety with the following:

Sales load(2)	5.00%

Footnote (2) corresponding to the table in the section entitled “Fees and Expenses – Shareholder Transaction Expenses:” on page 24 of the Prospectus is hereby replaced in its entirety with the following:

(2) “Sales load” includes selling commissions of up to 3% and dealer manager fees of 2%.

COMPENSATION OF THE DEALER MANAGER, THE ADVISER AND CERTAIN NON-AFFILIATES

The first through sixth rows in the table in the section entitled “Compensation of the Dealer Manager, the Adviser and Certain Non-Affiliates” on page 26 of the Prospectus are hereby replaced in their entirety with the following:

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering 100,000,000 Shares(1)
Sales Load
	Fees to Unaffiliated Broker-Dealers
Selling commissions(2)	Up to 3% of gross offering proceeds from the offering; all selling commissions are expected to be paid to selected, unaffiliated broker-dealers.	$28,704,000
	Fees to the Dealer Manager
Dealer manager fees(2)	2% of gross proceeds, a portion of which may be reallowed to selected, unaffiliated broker-dealers.	$19,136,000

Footnote (1) following the table in the section entitled “Compensation of the Dealer Manager, the Adviser and Certain Non-Affiliates” on page 28 of the Prospectus is hereby replaced in its entirety with the following:

(1) Assumes all shares are sold at $9.57 per share with no reduction in selling commissions or dealer manager fees.

ESTIMATED USE OF PROCEEDS

The table in the section entitled “Estimated Use of Proceeds” on page 61 of the Prospectus is hereby replaced in its entirety with the following:

	$500,000,000 Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$500,000,000	100.0%	$956,800,000	100.0%
Less:
Selling commissions	$15,000,000	3.00%	$28,704,000	3.00%
Dealer manager fees	$10,000,000	2.00%	$19,136,000	2.00%
Offering costs	$7,500,000	1.50%	$14,352,000	1.50%
Net Proceeds/Amount Available for Investments	$467,500,000	93.50%	$894,608,000	93.50%

2

PLAN OF DISTRIBUTION

The first and second paragraphs in the section entitled “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers” on page 193 of the Prospectus are hereby replaced in their entirety with the following:

The dealer manager will receive a dealer manager fee of 2% of the gross offering proceeds as compensation for acting as the dealer manager. We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. Selected broker-dealers will receive selling commissions of up to 3% of the gross proceeds of shares sold by such selected broker-dealers in the offering.

The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 2% dealer manager fee will be 1% of the aggregate gross proceeds from shares sold in the offering

The first and second paragraphs, including the table set forth therein, in the section entitled “Plan of Distribution — Special Discounts” on page 194 of the Prospectus are hereby replaced in their entirety with the following:

We are offering volume discounts to investors who purchase more than $1,500,000 worth of our shares through the same selected broker-dealer in our offering. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 1 – $1,500,000	$9.57	3.0%
$ 1,500,001 – $3,000,000	$9.47	2.0%
$ 3,000,001 – $4,500,000	$9.37	1.0%
$4,500,001 and up	$9.28	0.0%

(1)	Assumes a $9.57 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $9.57, a purchase of $4.75 million would result in a weighted average purchase price of approximately $9.46 per share as shown below:

•	$1,500,000 at $9.57 per share = 156,772.575 shares (3% selling commission + 2% dealer manager fee);

•	$1,500,000 at $9.47 per share = 158,422.813 shares (2% selling commission + 2% dealer manager fee);

•	$1,500,000 at $9.37 per share = 160,073.051 shares (1% selling commission + 2% dealer manager fee); and

•	$250,000 at $9.28 per share = 26,953.881 shares (0% selling commission + 2% dealer manager fee).

3